                                                                    Exhibit 10.1
                                                                    ------------

                 AGREEMENT AND PLAN OF CORPORATE REORGANIZATION
                 ----------------------------------------------


     AGREEMENT made this 8th day of July, 1994 by and between Comstar Cellular Network, Inc. ("Comstar Nevada"), a Nevada corporation, Terrance Dillon, Duncan Wine, Blaize Kaduru and Herbert Orji and International Wireless Incorporated, a Delaware corporation ("International Wireless").

                             Preliminary Statement
                             ---------------------

     1. Comstar Nevada and its affiliates own certain assets, including but not limited to, an interest in a telecommunications license to provide mobile cellular, paging, virtual mailbox and payphone services in Nigeria, an authorization to commence in-country studies leading to a full deployment of nationwide cellular and ancillary services in the Republic of the Ivory Coast and goodwill relating to and arising out of certain proposals made to the governments of other African countries in connection with the provision of cellular services by Comstar Nevada. (Collectively, all rights to telecommunications licenses held by Comstar Nevada or its affiliates in Nigeria, the Republic of the Ivory Coast and any other country are hereafter referred to as the "Communication Licenses.")

     2. International Wireless was organized as a Delaware corporation with an initial capitalization of 35,000,000 shares of common stock, $.01 par value per share. There currently are no issued and outstanding shares of International Wireless. Mr. Terrance Dillon, the current President of Comstar Nevada, is the President of International Wireless. Mr. Dillon, a current director of Comstar Nevada, and Shane E. Dillon are the current directors of International Wireless.

     3. Comstar Nevada has agreed to transfer to International Wireless all of its Assets (as defined in Section 1.01 below), subject to the assumption of the Assumed Liabilities (as defined in Section 1.02 below), in exchange for the original issue of all of the outstanding shares of common stock, $.01 par value per share, of International Wireless (the "Common Stock"), in a transaction qualifying as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "1986 Code")

                             Plan of Reorganization
                             ----------------------

     The parties hereby adopt a Plan of Reorganization intended to effect a tax-free reorganization under Section 368(a) (1) of the 1986 Code. Pursuant to the terms and provisions of the Agreement hereinafter set forth, the reorganization will consist of:

     1. The transfer by Comstar Nevada to International Wireless of all of the Assets, subject to the Assumed Liabilities, in exchange solely for all of the Common Stock;

     2.   The distribution by Comstar Nevada to the parties set forth on Exhibit
                                                                         -------
A attached hereto of that number of shares of Common Stock as is set forth
-
opposite each party's name thereon (the "Shares") in exchange for the execution and delivery of (i) a release agreement substantially in the form attached as Exhibit B hereto (the "Release, Acknowledgment and Acceptance"), and (ii) the
---------
surrender of any certificates for stock in Comstar Nevada in the name of such party (the "Certificates"); and

     3. The best efforts of International Wireless to negotiate and form a strategic alliance between International Wireless and African Communications, Inc., a company to be formed as a Delaware corporation ("Newco"), based substantially upon the terms set forth in a Letter of Intent, dated July 5, 1994, attached as Exhibit C hereto (the "Letter of Intent").
                  ---------

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1.   Transfer of Assets to International Wireless in Exchange for all of
          -------------------------------------------------------------------
the Common Stock.
----------------

          Upon the terms and subject to the conditions of this Agreement, Comstar Nevada and International Wireless shall take, or cause to be taken, the following actions on or prior to the Closing Date (as hereinafter defined):

          1.01 Transfer of the Assets of Comstar Nevada to International
               ---------------------------------------------------------
Wireless.
--------

               (a) Comstar Nevada shall transfer, convey, assign and deliver to International Wireless, and International Wireless shall acquire and accept from Comstar Nevada, all of the assets, business, and goodwill of every kind, character and description, whether tangible or intangible, whether real, personal, or mixed, and wherever located, including but not limited to the stock of the subsidiaries of Corns tar Nevada which are being formed in the Republic of the Ivory Coast and Nigeria, those assets set forth on Schedule 6.06 and the Communication Licenses, of Comstar Nevada (the "Assets"), subject to the Assumed Liabilities of Comstar Nevada.

               (b) Upon the transfer and assignment of the Assets to International Wireless, Comstar Nevada shall deliver an Assignment Agreement (the "Assignment Agreement"), substantially in the form of Exhibit D attached
                                                           ---------
hereto, together with such other appropriate instruments of conveyance, transfer and assignment as counsel to International Wireless may reasonably request.

          1.02 Assumption of Liabilities by International Wireless.  Upon the
               ---------------------------------------------------
transfer of the Assets to International Wireless, International Wireless shall execute and deliver to Comstar Nevada an Instrument of Assumption of Liabilities (the "Instrument of Assumption") substantially in the form attached hereto as Exhibit E, pursuant to which International Wireless shall assume and agree to
---------
perform, pay, honor and discharge all liabilities, obligations and commitments of Comstar Nevada specifically set forth in Schedule 1.02 hereto (the "Assumed
                                            -------------
Liabilities")

          1.03 Transfer of the Common Stock to Comstar Nevada. In exchange for
               ----------------------------------------------
the transfer of the Assets to International Wireless, International Wireless agrees to transfer, convey, assign, and deliver the Common Stock to Corns tar Nevada, which shall constitute all of the issued and outstanding stock of International Wireless.

     2.   Exchange of the Shares for the Certificates.
          -------------------------------------------

          Promptly after the Closing Date, Comstar Nevada agrees to transfer, convey, assign, and deliver to the holders of Certificates set forth on Exhibit
                                                                         -------
A that have executed and delivered a Release, Acknowledgment and Consent, the
-
Shares pursuant to an irrevocable stock power substantially in the form of Exhibit G attached hereto (the "Stock Power"), which Shares shall constitute all
---------
of the Shares of International Wireless owned by Comstar Nevada at the Closing Date, in exchange for (i) the execution and delivery by the holders of Certificates of a Release, Acknowledgment and Acceptance and (ii) the delivery of any Certificates in the name of such holder. Each holder of Certificates that complied with the conditions set forth above shall receive that number of Shares as is set forth opposite such holder's name on Exhibit A.
                                               ---------

     3.   Dissolution of Comstar Nevada.  Promptly after the Closing Date,
          -----------------------------
Comstar Nevada agrees to take all steps necessary to effect its dissolution pursuant to Chapter 78.580 of the Nevada General Corporation Law.

     4.   Closing.  The Closing shall take place on or before July 31, 1994 at
          -------
the office of Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, or at such other place, time or date as may be mutually agreed upon in writing by the parties (the "Closing Date").

     5.   Conditions to Closing.
          ---------------------

          5.01 Obligations of Comstar Nevada.  The obligations of Comstar Nevada
               -----------------------------
under this Agreement are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of Comstar Nevada:

               (a) Continued Truth of Representations and Warranties of
                   ----------------------------------------------------
International Wireless; Compliance with Covenants and Obligations.  The
-----------------------------------------------------------------
representations and warranties of International Wireless in this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes consented to in writing by Comstar Nevada. International Wireless shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

               (b) The Shares.  The Common Stock shall have been duly authorized
                   ----------
and validly issued and shall be owned beneficially and of record by Comstar Nevada, free and clear of any liens, claims, charges, options, or encumbrances.

               (c) Corporate Proceedings.  All corporate and other proceedings
                   ---------------------
required to be taken on the part of International Wireless to authorize or carry out this Agreement shall have been taken.

               (d) Assumption of Liabilities.  International Wireless shall have
                   -------------------------
assumed and agreed to perform, pay, honor and discharge all of the Assumed Liabilities, and in connection therewith, shall have executed and delivered to Comstar Nevada the Instrument of Assumption.

               (e) The number of directors constituting the entire Board of Directors of International Wireless shall have been fixed at three (3) and Herbert Orji shall have been elected as a director and shall hold such position as of the Closing Date.

               (f) Blaize Kaduru shall have been appointed as an Executive Vice President of International Wireless and, in connection therewith, shall have executed an Employment Agreement with International Wireless.

               (g) Closing Deliveries.  Comstar Nevada shall have received at or
                   ------------------
prior to the Closing, such documents, instruments or certificates as Corns tar Nevada shall reasonably request including, without limitation:

                   (i) a certificate of the President of International Wireless, dated the Closing Date, to the effect that, in the case of International Wireless, the condition specified in Section 5.01(a) has been satisfied;

                   (ii) incumbency certificates, dated the Closing Date, for the officers of International Wireless executing this Agreement or any of the agreements contemplated hereby;

                   (iii) a certificate of the Secretary of International Wireless, certifying the attached copies of the Bylaws of International Wireless and the resolutions adopted by the Board of Directors of International Wireless authorizing the execution and delivery by International Wireless of this Agreement and the consummation of the transactions contemplated thereby;

                   (iv) a copy of the Certificate of Incorporation of International Wireless, certified by the Secretary of State of the State of Delaware;

                   (v) certificates of the Secretary of State of the State of Delaware, dated a recent date, certifying as to the good standing of International Wireless in the State of Delaware;

                   (vi) the stock certificates representing the Common Stock duly endorsed in accordance with Section 1.03 of this Agreement; and

                   (vii) a cross-receipt executed by International Wireless and Comstar Nevada.

               (h) All corporate and legal proceedings taken by International Wireless in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be reasonably satisfactory in form and substance to Comstar Nevada and its counsel.

          5.02 Obligations of International Wireless.
               -------------------------------------

          The obligations of International Wireless under this Agreement are subject to the fulfillment, on or prior to the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of International Wireless:

               (a) Continued Truth of Representations and Warranties of Comstar
                   ------------------------------------------------------------
Nevada; Compliance with Covenants and Obligations.  The representations and
-------------------------------------------------
warranties of Comstar Nevada in this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes consented to in writing by International Wireless. Comstar Nevada shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

               (b) Transfer of the Assets.  Comstar Nevada shall have
                   ----------------------
transferred, conveyed and assigned all of its right, title and interest in and to the Assets in exchange for all of the Common Stock and, in connection therewith, shall have executed and delivered to International Wireless the Assignment Agreement.

               (c) Corporate Proceedings.  All corporate and other proceedings
                   ---------------------
required to be taken on the part of International Wireless to authorize or carry out this Agreement shall have been taken.

               (d) Promissory Note.  Comstar Nevada shall have executed a
                   ---------------
Promissory Note in the amount of $110,000, in favor of International Wireless in consideration of the amounts paid by International Wireless on behalf of Comstar Nevada in connection with the Communications Licenses and the creation of the subsidiaries of Comstar Nevada in Nigeria and the Republic of the Ivory Coast.

               (e) Release, Acknowledgment and Acceptance.  Corns tar Nevada
                   --------------------------------------
shall have received from each of the holders of Certificates set forth on Exhibit F attached hereto a fully executed Release, Acknowledgment and
---------
Acceptance together with the delivery of all Certificates registered in such holder's name.

               (f) Closing Deliveries.  International Wireless shall have
                   ------------------
received at or prior to the Closing, such documents, instruments or certificates as International Wireless shall reasonably request including, without limitation:

                   (i) a certificate of the President of Comstar Nevada, dated the Closing Date, to the effect that, in the case of Comstar Nevada, the condition specified in Section 5.02(a) has been satisfied;

                   (ii) incumbency certificates, dated the Closing Date, for the officers of Comstar Nevada executing this Agreement or any of the agreements contemplated hereby;

                   (iii) a certificate of the Secretary of Comstar Nevada, certifying the attached copies of the By-laws of Comstar Nevada and the resolutions adopted by the Board of Directors and stockholders of Corns tar Nevada authorizing the execution and delivery by Corns tar Nevada of this Agreement and the consummation of the transactions contemplated thereby;

                   (iv) a copy of the Articles of Incorporation of Comstar Nevada, certified by the Secretary of State of the State of Nevada;

                   (v) certificates of the Secretary of State of the State of Nevada, dated a recent date, certifying as to the good standing of Comstar Nevada in the State of Nevada; and

                   (vi) a cross-receipt executed by International Wireless and Comstar Nevada.

               (g) All corporate and legal proceedings taken by Comstar Nevada in connection with the transactions shall be reasonably satisfactory in form and substance to International Wireless and its counsel.

     6.   Representations and Warranties of Comstar Nevada.
          ------------------------------------------------

          Cornstar Nevada represents and warrants to International Wireless as follows:

          6.01 Organization.  Comstar Nevada is a corporation duly organized,
               ------------
validly existing, and in good standing under the laws of the State of Nevada. Certified copies of the Articles of Incorporation and By-laws of Comstar Nevada, as amended to date, have been delivered to International Wireless, are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof.

          6.02 Original Capitalization.  To the best knowledge of Comstar
               -----------------------
Nevada, Comstar Nevada's authorized capital stock consists of 75,100 shares of common stock, $1.00 par value per share, of which 50,100 shares are issued and outstanding on the date hereof. All such issued and outstanding shares of common stock have been and on the Closing Date will be duly and validly issued and are, or will be on such date, fully paid and non-assessable. There are not, and on the Closing Date there will not be, outstanding any options or other rights to purchase from Comstar Nevada any capital stock of Comstar Nevada.

          6.03 Authorization.  The execution and delivery by Comstar Nevada of
               -------------
this Agreement and the agreements provided for herein, and the consummation by Corns tar Nevada of all transactions contemplated hereunder and thereunder by Corns tar Nevada have been duly authorized by all requisite corporate action. This Agreement has been duly executed by Comstar Nevada. This Agreement and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which Corns tar Nevada is a party constitute the valid and legally binding obligations of Comstar Nevada, enforceable against it in accordance with their respective terms. The execution, delivery and performance by Corns tar Nevada of this Agreement and the agreements provided for herein, and the actions contemplated hereby and thereby, will not violate the provisions of the Articles of Incorporation or By-laws of Comstar Nevada. Schedule 6.03 attached hereto sets forth a true, correct
                        -------------
and complete list of all consents and approvals of third parties that are required in connection with the consummation by Corns tar Nevada of the transactions contemplated by this Agreement.

          6.04 Absence of Undisclosed Liabilities.  Except as and to the extent
               ----------------------------------
reflected on Schedule 1.02, either individually or in the aggregate, Comstar Nevada has no liabilities or obligations, secured or unsecured, which are material to the condition (financial or otherwise) of the Assets, properties, business or prospects of Comstar Nevada.

          6.05 Litigation.  There is no action, suit or proceeding to which
               ----------
Corns tar Nevada is a party (either as a plaintiff or defendant) pending before any court or governmental agency, authority, body or arbitrator.

          6.06 Assets.  Schedule 6.06 attached hereto sets forth a true, correct
               ------   -------------
and complete list of all Assets of Comstar Nevada as of the date hereof which are in the possession of or used or useful in the business of Comstar Nevada.

          6.07 Tax Matters.
               -----------

               (a) Except as set forth on Schedule 6.07 attached hereto:
                                          -------------

                   (i) Within the times and in the manner prescribed by law, Comstar Nevada has filed all federal, state and local tax returns which are required to be filed; and

                   (ii) Comstar Nevada has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due.

          6.08 Disclosure. To the best of its knowledge, Comstar Nevada has
               ----------
disclosed to International Wireless all material facts pertaining to the transactions contemplated by this Agreement and the Exhibits hereto. Copies of all documents heretofore or hereafter delivered or made available to International Wireless pursuant to this Agreement were or will be complete and accurate copies of such documents.

          6.09 Assets of International Wireless.  On the Closing Date, all of
               --------------------------------
the Assets, properties, business, and goodwill of every kind, character, and description, whether tangible or intangible, whether real, personal, or mixed, and wherever located, including but not limited to the stock of the subsidiaries of Corns tar Nevada being formed in Nigeria and the Republic of the Ivory Coast and the Communication Licenses, of Comstar Nevada, subject to the debts, liabilities, contracts, and obligations of Comstar Nevada described in Sections 1.01 and 1.02 respectively, shall have been transferred, assigned, conveyed, and delivered to International Wireless.

     7.   Affirmative Covenants of Comstar Nevada.
          ---------------------------------------

          7.01 Further Assurances.  At any time and from time to time after the
               ------------------
Closing Date, at the request of International Wireless and without further consideration, Comstar Nevada shall promptly execute and deliver such instruments of transfer, conveyance, assignment and confirmation, and take all such other action as International Wireless may reasonably request:

               (a) to put International Wireless in actual possession and operating control of the Assets and business of Comstar Nevada;

               (b) to assist International Wireless in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement; and

               (c) to prosecute or otherwise enforce in its own name for the benefit of International Wireless, and at International Wireless's expense, any and all claims or rights in the name of Comstar Nevada, which, or the benefits of which, are acquired by International Wireless pursuant to this Agreement and which are required to be prosecuted or otherwise enforced in Comstar Nevada's name.

          7.02 Distribution of the Shares.  Immediately following the Closing
               --------------------------
Date, Comstar Nevada agrees to distribute to each of the holders of Certificates set forth on Exhibit F attached hereto that have executed and delivered a
             ---------
Release, Acknowledgment and Consent, that number of Shares as is set forth opposite such holders name Exhibit A, together with a fully executed Stock
                           ---------
Power.

          7.03 Dissolution of Comstar Nevada.  Promptly following the
               -----------------------------
distribution of the Certificates as described in Section 7.02, Comstar Nevada agrees to take all steps necessary to undertake a liquidation, dissolution and winding up of its operations and to dissolve itself as a corporation in the State of Nevada.

     8.   Representations and Warranties of International Wireless.
          --------------------------------------------------------

          International Wireless represents and warrants to Comstar Nevada as follows:

          8.01 Organization of International Wireless. International Wireless is
               --------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and will have all necessary corporate power and authority to own and conduct the business of Comstar Nevada. Certified copies of the Articles of Incorporation and By-laws of International Wireless, as amended to date, have been delivered to Comstar Nevada, are complete and correct, and no amendments have been made thereto or have been authorized since the date thereof.

          8.02 Authorized Capital of International Wireless.  The authorized
               --------------------------------------------
capital of International Wireless consists of 35,000,000 shares of common stock, $.01 par value per share, none of which is currently issued and outstanding. On the Closing Date, all of the issued and outstanding shares shall have been duly authorized and validly issued and shall be owned beneficially and of record by Comstar Nevada, free and clear of any liens, claims, charges, options, or encumbrances. There are not, and on the Closing Date there will not be, outstanding any options or other rights to purchase from International Wireless any capital stock of International Wireless.

          8.03 Authorization.  The execution and delivery by International
               -------------
Wireless of this Agreement and the agreements provided for herein, and the consummation by International Wireless of all transactions contemplated hereunder and thereunder by International Wireless have been duly authorized by all requisite corporate action. This Agreement has been duly executed by International Wireless. This Agreement and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which International Wireless is a party constitute the valid and legally binding obligations of International Wireless, enforceable against it in accordance with their respective terms. The execution, delivery and performance by International Wireless of this Agreement and the agreements provided for herein, and the actions contemplated hereby and thereby, will not violate the provisions of the Articles of Incorporation or By-laws of International Wireless.

     9.   Covenant of International Wireless.
          ----------------------------------

          9.01  Strategic Alliance with Newco.  International Wireless shall use
                -----------------------------
its best efforts to negotiate and form a strategic alliance with Newco based substantially on the terms set forth in the Letter of Intent.

     10.  Indemnification.
          ---------------

          10.01 Indemnification by International Wireless. International
                -----------------------------------------
Wireless agrees to indemnify Comstar Nevada and hold it harmless against and in respect of any and all payments, damages, claims, demands, losses, expenses, costs, obligations and liabilities (including, without limitation, settlement costs and any other legal, accounting or other expenses for investigating or defending any actions or threatened actions) in connection with:

                (a) any breach of or failure of International Wireless to perform any representation and warranty, commitment, obligation, covenant or condition under this Agreement, any of the Schedules or Exhibits hereunder or any of the agreements contemplated hereby; or

                (b) the operation of the business of Comstar Nevada subsequent to the Closing Date.

International Wireless shall reimburse Corns tar Nevada on demand for any payment made or loss suffered by Comstar Nevada at any time after the Closing Date, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement (which shall be approved by International Wireless, such approval not to be withheld unreasonably). No indemnity pursuant to this Section 10 shall be available until the aggregate amount of all claims made hereunder shall exceed $25,000 and then shall be available only to the extent that such claims in the aggregate exceed $100,000.

          10.02 Indemnification by Comstar Nevada.  Comstar Nevada, its officers
                ---------------------------------
and directors each jointly and severally agrees to indemnify International Wireless and hold it harmless against and in respect of any and all payments, damages, claims, demands, losses, expenses, costs, obligations and liabilities, (including, without limitation, settlement costs and any other legal, accounting or other expenses for investigating or defending any actions or threatened actions) in connection with:

                (a) any breach or failure of Comstar Nevada to perform any representation and warranty, commitment, obligation, covenant or condition under this Agreement, any of the Schedules hereunder or any of the agreements contemplated hereby; or

                (b) any claim arising out of any and all actions taken by Comstar Nevada prior to the Closing Date.

Comstar Nevada, its officers and directors shall reimburse International Wireless on demand for any payment made or loss suffered by International Wireless at any time after the Closing Date, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement (which shall be approved by Comstar Nevada, such approval not to be withheld unreasonably). No indemnity pursuant to this Section 10 shall be available until the aggregate amount of all claims made hereunder shall exceed $25,000 and then shall be available only to the extent that such claims in the aggregate exceed $100,000.

          10.03 Claims for Indemnification.  Whenever any claim shall arise for
                --------------------------
indemnification under this Section 10, the party seeking indemnification (the "Indemnified Party") shall promptly notify the party required to indemnify (the "Indemnifying Party") of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent, which shall not be unreasonably withheld or delayed, of the Indemnifying Party; provided, however,
                                                             -----------------
that if suit shall have been instituted against the Indemnified Party and the Indemnifying Party shall not have taken control of such suit after notification thereof as provided in Subsection 10.04 of this Agreement, the Indemnified Party shall have the right to settle or compromise such claim upon giving notice to the Indemnifying Party as provided in this Subsection 10.03.

          10.04 Defense by the Indemnifying Party.  In connection with any claim
                ---------------------------------
which may give rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person other than the Indemnified Party, the Indemnifying Party, at the sole cost and expense of the Indemnifying Party, may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding if the Indemnifying Party acknowledges to the Indemnified Party in writing the obligation of the Indemnifying Party to indemnify the Indemnified Party with respect to all elements of such claim. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall select counsel reasonably acceptable to the Indemnified Party to conduct the defense of such claims or legal proceedings and at the sole cost and expense of the Indemnifying Party shall take all steps necessary in the defense or settlement thereof. The Indemnifying Party shall not consent to a settlement of, or the entry of any judgment arising from, any such claim or legal proceeding, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The Indemnified Party shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom within 30 days after the date such claim is made: (a) the Indemnified Party may defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense.

          10.05 Payment of Indemnification Obligation.  All indemnification by
                -------------------------------------
the parties hereunder, shall be effected by payment of cash or delivery of a cashier's or certified check in the amount of the indemnification liability.

          10.06 Survival of Representations; Claims for Indemnification.  All
                -------------------------------------------------------
representations and warranties made by Comstar Nevada or International Wireless in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the Closing for a period of one year. All such representations and warranties shall expire on the one year anniversary of the Closing Date, except for claims, if any, asserted in writing prior to such one year anniversary identified as a claim for indemnification pursuant to this Section 10.

     11.  Termination of Agreement.
          ------------------------

          This Agreement may be terminated by the mutual written agreement of the parties hereto at any time prior to the Closing Date. In the event of such termination by agreement, Comstar Nevada shall have no further obligation or liability to International Wireless under this Agreement and International Wireless shall have no further obligation to Corns tar Nevada under this Agreement.

     12.  Notices.
          -------

          Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

               To Comstar Nevada:

               Terrance Dillon
               8603 S. Jamestown Avenue
               Tulsa, OK  74137

               With a copy to:

               Gary Duhon, Esq.
               c/o Lionel, Sawyer & Collins
               Suite 1100, Bank of America Plaza
               50 West Liberty Street
               Reno, Nevada  89501

               To International Wireless:

               Terrance Dillon
               8603 S. Jamestown Avenue
               Tulsa, OK  74137

               With a copy to:

               John A. Burgess, Esq.
               c/o Hale and Dorr
               60 State Street
               Boston, MA 02109


Unless otherwise specified herein, such notices or other communications shall be deemed received (a) on the date delivered, if delivered personally, or (b) three business days after being sent, if sent by registered or certified mail.

     13.  Successors and Assigns.
          ----------------------

          This Agreement shall not be assignable.

     14.  Entire Agreement; Attachments.
          -----------------------------

          14.01 Entire Agreement.  This Agreement, all Schedules and Exhibits
                ----------------
hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties.

          14.02 Attachments.  If the provisions of any Schedule or Exhibit to
                -----------
this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

     15.  Severability.
          ------------

          Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

     16.  Expenses.
          --------

          Except as otherwise expressly provided herein, Corns tar Nevada will pay all fees and expenses (including, without limitation, legal and accounting fees and expenses) incurred by it in connection with this Agreement or the transactions contemplated hereby. International Wireless will pay all fees and expenses (including without limitation, legal and accounting fees and expenses) incurred by International Wireless in connection with this Agreement or the transactions contemplated hereby.

     17.  Governing Law.
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     18.  Section Headings.
          ----------------

          The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

     19.  Counterparts.
          ------------

          This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


                                   INTERNATIONAL WIRELESS INCORPORATED



                                   By: /s/ Terrance Dillon
                                      --------------------------------
                                        Terrance Dillon
                                        President


                                   COMSTAR CELLULAR NETWORK, INC.



                                   By: /s/ Terrance Dillon
                                      --------------------------------
                                        Terrance Dillon
                                        President


                                   Only with respect to
                                   --------------------
                                   Section 10 herein
                                   -----------------



                                    /s/ Terrance Dillon
                                   --------------------------------
                                   Terrance Dillon


                                    /s/ Duncan Wine
                                   --------------------------------
                                   Duncan Wine


                                    /s/ Blaize Kadura
                                   --------------------------------
                                   Blaize Kaduru


                                    /s/ Herbert Orji
                                   --------------------------------
                                   Herbert Orji